 EXHIBIT 10

July 3, 2019

Crestview III USWS, L.P.

Crestview III USWS TE, LLC

590 Madison Avenue

36th Floor

New York, New York 10022

Attn: Adam Klein; Ross Oliver

Reference is made to that certain side letter (the “Original Side Letter”), dated as of November 9, 2018, by and among Matlin & Partners Acquisition Corporation, a Delaware corporation (now known as U.S. Well Services, Inc., “MPAC”), Matlin & Partners Acquisition Sponsor LLC, a Delaware limited liability company (“Sponsor”), Crestview III USWS, L.P., a Delaware limited partnership (“Crestview Investor I”), and Crestview III USWS TE, LLC, a Delaware limited liability company (“Crestview Investor II” and together with Crestview Investor I, “Crestview”). Capitalized terms used but not defined herein shall have the meaning given to such terms in the Original Side Letter.

The Original Side Letter provides for the transfer and assignment of the Sponsor Transferred Shares by Sponsor to Crestview following the satisfaction of a Vesting Condition. A Vesting Condition has not yet occurred; however, in connection with winding up its operations, Sponsor desires to transfer and assign the Sponsor Transferred Shares to Crestview on the date of this letter (this “First Amendment to Side Letter”) rather than following the satisfaction of a Vesting Condition. MPAC, Sponsor and Crestview are entering into this First Amendment to Side Letter in order to (i) amend the Original Side Letter to provide for such transfer and assignment to occur on the date hereof and (ii) effect such transfer and assignment and related matters in accordance with the Original Side Letter, as amended by this First Amendment to Side Letter (as amended, the “Side Letter”).

1.       Amendment of Original Side Letter. MPAC, Sponsor and Crestview agree that Section 1 of the Original Side Letter is hereby amended as follows:

1.       Crestview Transfer. In consideration of the foregoing, the mutual covenants and agreements in this Side Letter, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, MPAC and Crestview agree that in exchange for the cash payment by Crestview set forth in the Subscription Agreement, in addition to the MPAC equity interests Crestview received pursuant to the terms of the Subscription Agreement, Crestview will also receive 125,000 $13.50 Conversion Shares, which MPAC and Crestview acknowledge will, until July 3, 2019, continue to be held by Sponsor on behalf of Crestview for the convenience of the parties in lieu of the transfer by Sponsor of such $13.50 Conversion Shares to MPAC for cancellation in exchange for no consideration and the reissuance of such $13.50 Conversion Shares by MPAC to Crestview pursuant to this Side Letter. On July 3, 2019, MPAC shall cause Sponsor to transfer and assign to Crestview, and Sponsor agrees to transfer and assign to Crestview, 125,000 $13.50 Conversion Shares (the “Sponsor Transferred Shares”), and any registration rights Sponsor has related to the Sponsor Transferred Shares, and each of Sponsor and MPAC shall take such action as may be required in connection therewith in order to cause the Sponsor Transferred Shares to be delivered to Crestview in certificated form and free and clear of any liens or other restrictions whatsoever (other than applicable restrictions under the Sponsor Agreement and the Letter Agreement and those arising under state or federal securities laws). The transfer and assignment of the Sponsor Transferred Shares to Crestview pursuant to this Section 1 shall be made 95.29832143% to Crestview Investor I and 4.70167857% to Crestview Investor II.

2.       Transfer and Assignment of Sponsor Transferred Shares; Assignment of Registration Rights.

a.       Pursuant to Section 1 of the Side Letter, on the date hereof, Sponsor hereby transfers, assigns and conveys (i) 119,123 Sponsor Transferred Shares (the “Crestview Investor I Shares”) to Crestview Investor I and (ii) 5,877 Sponsor Transferred Shares (the “Crestview Investor II Shares”) to Crestview Investor II (collectively, the “Crestview Transfer”). Contemporaneously with the Crestview Transfer, each of Crestview Investor I and Crestview Investor II is delivering to MPAC a Joinder to Sponsor Agreement and Letter Agreement substantially in the form attached hereto as, with respect to Crestview Investor I, Exhibit A and, with respect to Crestview Investor II, Exhibit B (together, the “Joinders”). MPAC acknowledges that the Crestview Transfer is permitted by paragraph 7(c) of the Letter Agreement (pursuant to clause (a) thereof) and therefore not subject to the restrictions of Section 3(b) of the Sponsor Agreement, subject to Section 3(d) of the Sponsor Agreement and MPAC’s receipt of the executed Joinders.

b.       Pursuant to Section 1 of the Side Letter, and contemporaneously with the Crestview Transfer, Sponsor hereby (i) assigns to Crestview Investor I all of Sponsor’s rights to registration and other rights with respect to the Crestview Investor I Shares under that certain Amended and Restated Registration Rights Agreement, dated as of November 9, 2018, by and among MPAC, Sponsor, Crestview and the other Holders party thereto (the “Registration Rights Agreement”), and (ii) assigns to Crestview Investor II all of Sponsor’s rights to registration and other rights with respect to the Crestview Investor II Shares under the Registration Rights Agreement. Crestview Investor I acknowledges that it is acquiring the Crestview Investor I Shares subject to the terms and conditions set forth in the Registration Rights Agreement and agrees that the Crestview Investor I Shares shall be bound by and subject to the terms of the Registration Rights Agreement, pursuant to the terms thereof. Crestview Investor II acknowledges that it is acquiring the Crestview Investor II Shares subject to the terms and conditions set forth in the Registration Rights Agreement and agrees that the Crestview Investor II Shares shall be bound by and subject to the terms of the Registration Rights Agreement, pursuant to the terms thereof. Pursuant to Section 6.03 of the Registration Rights Agreement, MPAC hereby consents to the foregoing assignments to Crestview of rights to registration and other rights under the Registration Rights Agreement.

3.       Miscellaneous. This First Amendment to Side Letter shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to the principles of conflicts of laws that would otherwise require the application of the law of any other state, and may be executed in one or more counterparts (including by facsimile or electronic mail or in .pdf) and by different parties hereto in separate counterparts, with the same effect as if all parties had signed the same document. All counterparts so executed and delivered shall be construed together and shall constitute one and the same agreement. Except as hereby amended, the Original Side Letter shall remain in full force and effect.

[Signature page follows]

If the foregoing accurately describes the agreement of MPAC, Sponsor and Crestview with respect to the subject matter hereof, please evidence such agreement by signing in the space provided on the following page.

Sincerely,

U.S. Well Services, Inc. (formerly Matlin & Partners Acquisition Corporation)Matlin & Partners Acquisition Sponsor LLC

By:	/s/ Matthew Bernard
Name:	Matthew Bernard
Title:	Chief Administrative Officer

Signature Page to First Amendment to Side Letter

Matlin & Partners Acquisition Sponsor LLC

By:	/s/ Robert Weiss
	Name:	Robert Weiss
	Title:	General Counsel

Signature Page to First Amendment to Side Letter

Crestview III USWS, L.P.

By: Crestview III USWS GenPar, LLC, its general partner

By:	/s/ Ross A. Oliver
Name:	Ross A. Oliver
Title:	General Counsel

Crestview III USWS TE, LLC

By:	/s/ Ross A. Oliver
Name:	Ross A. Oliver
Title:	General Counsel

Signature Page to First Amendment to Side Letter

Exhibit A

Joinder – Crestview Investor I

JOINDER TO SPONSOR AGREEMENT AND LETTER AGREEMENT

This Joinder to Sponsor Agreement and Letter Agreement, dated as of July 3, 2019 (this “Joinder”), is executed by Crestview III USWS, L.P., a Delaware limited partnership (“Transferee”), in favor of U.S. Well Services, Inc., a Delaware corporation (formerly Matlin & Partners Acquisition Corporation) (the “Company”), pursuant to Section 3(d) of the Sponsor Agreement (as defined below) and paragraph 7(c) of the Letter Agreement (as defined below). Each capitalized term used and not otherwise defined in this Joinder has the meaning given to such term in the Sponsor Agreement.

WHEREAS, the Company, USWS Holdings LLC, Matlin & Partners Acquisition Sponsor LLC, a Delaware limited liability (“Sponsor”), and, solely for certain specified purposes, Cantor Fitzgerald & Co. are parties to that certain Sponsor Agreement, dated as of July 13, 2018 (as amended by Amendment No. 1 thereto, dated as of November 2, 2018, and Amendment No. 2 thereto, dated as of November 9, 2018, the “Sponsor Agreement”);

WHEREAS, Sponsor and certain other parties have entered into that certain Letter Agreement, dated March 9, 2017, with the Company (the “Letter Agreement”);

WHEREAS, pursuant to that certain side letter dated as of November 9, 2018, as amended on July 3, 2019, by and among the Company, Sponsor, Transferee and Crestview III USWS TE, LLC, on the date hereof Sponsor is transferring to Transferee 119,123 $13.50 Conversion Shares (the “Transferee Conversion Shares”) in a Transfer pursuant to paragraph 7(c) of the Letter Agreement;

WHEREAS, in accordance with the terms of Section 3(c) of the Sponsor Agreement: (i) none of the Transferee Conversion Shares is, prior to the Transfer thereof to Transferee, or will be, after the Transfer thereof to Transferee, subject to the restrictions on Transfer or forfeiture provisions set forth in clause (i) or clause (ii) of Section 3(b) of the Sponsor Agreement, and (ii) all of the Transferee Conversion Shares are, prior to the Transfer thereof to Transferee, and will continue to be, after the Transfer thereof to Transferee, subject to the restrictions on Transfer and forfeiture provisions set forth in clause (iii) of Section 3(b) of the Sponsor Agreement; and

WHEREAS, in connection with the Transfer of the Transferee Conversion Shares to Transferee, Transferee is required pursuant to (i) Section 3(d) of the Sponsor Agreement to enter into a written agreement to be bound by the provisions of the Sponsor Agreement specified in Section 3(d) of the Sponsor Agreement to the extent applicable to Transferee and (ii) paragraph 7(c) of the Letter Agreement to enter into a written agreement to be bound by the restrictions set forth in the Letter Agreement.

NOW, THEREFORE, Transferee hereby agrees with the Company as follows.

1.       Joinder to Sponsor Agreement. Transferee hereby agrees to be bound by:

(a)       Section 3(d) of the Sponsor Agreement with respect to future Transfers by Transferee of the Transferee Conversion Shares;

(b)       clause (iii) of Section 3(b) of the Sponsor Agreement with respect to all of the Transferee Conversion Shares; and

(e)       Sections 8 through 12 of the Sponsor Agreement;

in each case, to the same extent as if Transferee were an original Party to the Sponsor Agreement (but solely for the purpose of the provisions of the Sponsor Agreement specified above and solely with respect to the Transferee Conversion Shares).

2.       Joinder to Letter Agreement. Transferee hereby agrees to be bound by paragraph 6(b), paragraph 7(a) (subject to paragraph 7(c)) and paragraphs 11 through 16 of the Letter Agreement; in each case, to the same extent as if Transferee were an original party to the Letter Agreement (but solely for the purpose of the provisions of the Letter Agreement specified above and solely with respect to the Transferee Conversion Shares).

[signature page follows]

IN WITNESS WHEREOF, Transferee has executed this Joinder as of the date first written above.

TRANSFEREE:

Crestview III USWS, L.P.

By: Crestview III USWS GenPar, LLC, its general partner

By:
Name:	Ross A. Oliver
Title:	General Counsel

Address for Notice:

Crestview Advisors, L.L.C.
590 Madison Avenue
36th Floor
New York, New York 10022
Attn: Adam Klein; Ross Oliver

Email:	aklein@crestview.com;
roliver@crestview.com

with a copy (which shall not constitute notice) to:

Vinson & Elkins L.L.P.
1001 Fannin Street, Suite 2500
Houston, Texas 77002
Attention: E. Ramey Layne; James M. Garrett
Email: rlayne@velaw.com; jgarrett@velaw.com

Signature Page to Joinder to Sponsor Agreement and Letter Agreement

Exhibit B

Joinder – Crestview Investor II

JOINDER TO SPONSOR AGREEMENT AND LETTER AGREEMENT

This Joinder to Sponsor Agreement and Letter Agreement, dated as of July 3, 2019 (this “Joinder”), is executed by Crestview III USWS TE, LLC, a Delaware limited liability company (“Transferee”), in favor of U.S. Well Services, Inc., a Delaware corporation (formerly Matlin & Partners Acquisition Corporation) (the “Company”), pursuant to Section 3(d) of the Sponsor Agreement (as defined below) and paragraph 7(c) of the Letter Agreement (as defined below). Each capitalized term used and not otherwise defined in this Joinder has the meaning given to such term in the Sponsor Agreement.

WHEREAS, the Company, USWS Holdings LLC, Matlin & Partners Acquisition Sponsor LLC, a Delaware limited liability (“Sponsor”), and, solely for certain specified purposes, Cantor Fitzgerald & Co. are parties to that certain Sponsor Agreement, dated as of July 13, 2018 (as amended by Amendment No. 1 thereto, dated as of November 2, 2018, and Amendment No. 2 thereto, dated as of November 9, 2018, the “Sponsor Agreement”);

WHEREAS, Sponsor and certain other parties have entered into that certain Letter Agreement, dated March 9, 2017, with the Company (the “Letter Agreement”);

WHEREAS, pursuant to that certain side letter dated as of November 9, 2018, as amended on July 3, 2019, by and among the Company, Sponsor, Transferee and Crestview III USWS, L.P., on the date hereof Sponsor is transferring to Transferee 5,877 $13.50 Conversion Shares (the “Transferee Conversion Shares”) in a Transfer pursuant to paragraph 7(c) of the Letter Agreement;

WHEREAS, in accordance with the terms of Section 3(c) of the Sponsor Agreement: (i) none of the Transferee Conversion Shares is, prior to the Transfer thereof to Transferee, or will be, after the Transfer thereof to Transferee, subject to the restrictions on Transfer or forfeiture provisions set forth in clause (i) or clause (ii) of Section 3(b) of the Sponsor Agreement, and (ii) all of the Transferee Conversion Shares are, prior to the Transfer thereof to Transferee, and will continue to be, after the Transfer thereof to Transferee, subject to the restrictions on Transfer and forfeiture provisions set forth in clause (iii) of Section 3(b) of the Sponsor Agreement; and

WHEREAS, in connection with the Transfer of the Transferee Conversion Shares to Transferee, Transferee is required pursuant to (i) Section 3(d) of the Sponsor Agreement to enter into a written agreement to be bound by the provisions of the Sponsor Agreement specified in Section 3(d) of the Sponsor Agreement to the extent applicable to Transferee and (ii) paragraph 7(c) of the Letter Agreement to enter into a written agreement to be bound by the restrictions set forth in the Letter Agreement.

NOW, THEREFORE, Transferee hereby agrees with the Company as follows.

1.       Joinder to Sponsor Agreement. Transferee hereby agrees to be bound by:

(a)       Section 3(d) of the Sponsor Agreement with respect to future Transfers by Transferee of the Transferee Conversion Shares;

(b)       clause (iii) of Section 3(b) of the Sponsor Agreement with respect to all of the Transferee Conversion Shares; and

(e)       Sections 8 through 12 of the Sponsor Agreement;

in each case, to the same extent as if Transferee were an original Party to the Sponsor Agreement (but solely for the purpose of the provisions of the Sponsor Agreement specified above and solely with respect to the Transferee Conversion Shares).

2.       Joinder to Letter Agreement. Transferee hereby agrees to be bound by paragraph 6(b), paragraph 7(a) (subject to paragraph 7(c)) and paragraphs 11 through 16 of the Letter Agreement; in each case, to the same extent as if Transferee were an original party to the Letter Agreement (but solely for the purpose of the provisions of the Letter Agreement specified above and solely with respect to the Transferee Conversion Shares).

[signature page follows]

IN WITNESS WHEREOF, Transferee has executed this Joinder as of the date first written above.

TRANSFEREE:

Crestview III USWS TE, LLC

By:
Name:	Ross A. Oliver
Title:	General Counsel

Address for Notice:

Crestview Advisors, L.L.C.
590 Madison Avenue
36th Floor
New York, New York 10022
Attn: Adam Klein; Ross Oliver

Email:	aklein@crestview.com;
roliver@crestview.com

with a copy (which shall not constitute notice) to:

Vinson & Elkins L.L.P.
1001 Fannin Street, Suite 2500
Houston, Texas 77002
Attention: E. Ramey Layne; James M. Garrett
Email: rlayne@velaw.com; jgarrett@velaw.com

Signature Page to Joinder to Sponsor Agreement and Letter Agreement